Supplementary Data to Statements of Operations	12 Months Ended
Dec. 31, 2018
Organization Consolidation And Presentation Of Financial Statements [Abstract]
Supplementary Data to Statements of Operations

13. Supplementary Data to Statements of Operations

	Year Ended December 31,
	2018	2017	2016
Other (Income) Expense, Net
Asset impairment	$—	$—	$10.4
Environmental reserve	—	—	5.9
Foreign currency translation (income) expense	(2.9)	7.3	(3.4)
Net periodic benefit plan expense, excluding service costs	2.7	1.5	3.0
Total other (income) expense, net	$(0.2)	$8.8	$15.9

Asset Impairment

The sale of the UK Business in 2016 was considered a triggering event to test the trade name intangible asset for impairment. Given the reduction in future revenues of the UK Business previously included in the relief from royalty models used to support the trade name value, we recorded an impairment charge during the year ended December 31, 2016, of $10.2 to the trade name intangible asset. The remaining impairment amount is related to immaterial asset write-offs.

Environmental Reserve

In September 1989, Parent’s predecessor entered into an Environmental Matters Agreement (“EMA”) with Seagate Technology plc (“Seagate”) related to groundwater contamination on a parcel of real estate sold by Parent’s predecessor to Seagate. Ceridian is now responsible for the EMA. The EMA requires expense sharing between Ceridian and Seagate for the remediation of groundwater contamination up to a certain limit. Based on additional information obtained with respect to more stringent remediation requirements, we updated our estimate of the potential liability related to the EMA, resulting in an increase to the environmental reserve of $5.9 during the year ended December 31, 2016, which represented the limit under the EMA. Please refer to Note 16, “Commitments and Contingencies,” for further discussion of our environmental liabilities.

Foreign Currency Translation (Income) Expense

We had foreign currency translation income of $2.9 for the year ended December 31, 2018. The foreign currency translation income for the year ended December 31, 2018, was primarily related to foreign currency remeasurement gains resulting from an intercompany payable of a U.S. operating subsidiary which is repaid in Canadian dollars. This intercompany payable was repaid in the second quarter of 2018.

We incurred foreign currency translation expense of $7.3 for the year ended December 31, 2017. The foreign currency translation expense for the year ended December 31, 2017, was primarily related to foreign currency remeasurement losses resulting from an intercompany payable of a U.S. operating subsidiary which is repaid in Canadian dollars.

We had foreign currency translation income of $3.4 for the year ended December 31, 2016. The foreign currency translation income for the year ended December 31, 2016, was primarily related to foreign currency remeasurement gains on intercompany receivables and payables between international subsidiaries that were settled in early 2017.

Net Periodic Benefit Plan Expense, Excluding Service Costs

Net periodic benefit plan expense, excluding service cost for the years ended December 31, 2018, 2017, and 2016, is related to our pension and postretirement benefit plans. Please refer to Note 10, “Employee Benefit Plans,” for further discussion regarding our pension and postretirement benefit plans.